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 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2005

KKR FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of Incorporation)	001-32542 (Commission File Number)	20-1426618 (IRS Employer Identification Number)

Four Embarcadero Center, Suite 2050 San Francisco, California (Address of registrant's principal executive office)	94111 (Zip code)

(415) 315-3620 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    Entry into a Material Definitive Agreement.

        On July 1, 2005, the compensation committee (the "Compensation Committee") of the board of directors of KKR Financial Corp. (the "Company") established the terms of compensation to be paid to the chairman of the board of directors and the non-affiliated directors of the Company from such date.

        The chairman of the board of directors will receive an annual retainer of $150,000 and a fee of $3,000 for each full board meeting attended in person or telephonically, as well as each committee meeting attended in person or telephonically that occurs on a date different from a full board meeting date. Each of the non-affiliated directors of the Company will receive an annual retainer of $50,000 and a fee of $1,500 for each full board meeting attended in person or telephonically, as well as each committee meeting attended in person or telephonically that occurs on a date different from a full board meeting date. In addition, the chairman of the Company's audit committee will receive an annual fee of $25,000, the chairman of the Company's compensation committee will receive an annual fee of $15,000 and the chairman of the Company's nominating and governance committee will receive an annual fee of $7,500.

        Also on July 1, 2005, the Compensation Committee granted certain awards of restricted stock to the Company's chairman of the board of directors and the non-affiliated directors of the Company pursuant to the Company's Amended and Restated 2004 Stock Incentive Plan. The Compensation Committee granted the chairman of the board of directors 4,819 shares of restricted common stock and each non-affiliated director (Mr. Aldinger, Mr. Cowell, Mr. deRegt, Mr. Hubbard, Mr. Licht, Mr. Kari and Ms. McAneny) 2,812 shares of restricted common stock. In addition, on the same date the Compensation Committee granted certain non-affiliated directors shares of restricted common stock based upon their duration of service on the board of directors of the Company prior to July 1, 2005 as follows: 201 shares to Mr. Aldinger; 603 shares to each of Mr. deRegt, Mr. Licht and Ms. McAneny; and 1,808 shares to Mr. Hubbard. Each award of restricted stock was granted pursuant to a restricted stock award agreement, the form of which has been previously filed by the Company as Exhibit 10.5 to its Registration Statement on Form S-11 (File No. 333-124103).

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR Financial Corp. (Registrant)
By:	/s/ DAVID A. NETJES Name: David A. Netjes Title: Treasurer, Chief Financial Officer and Chief Operating Officer

Dated: July 8, 2005

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